UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): July 1, 2009

Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

 Commission File Number: 000-51682

Delaware	20-3187008
(State of Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

999 Eighteenth Street, Suite 3000
Denver, CO 80202
(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 1, 2009, Highbury Financial Inc. (“Highbury”) entered into a Warrant Repurchase Agreement (the “Agreement”) with Sherleigh Associates Inc. Profit Sharing Plan.  Pursuant to the Agreement, Highbury agreed to repurchase 2,804,200 warrants to purchase an aggregate of 2,804,200 common shares of Highbury (the “Warrants ”) for an aggregate purchase price of $1,402,100, or $0.50 per Warrant.  The closing of the repurchase of the Warrants occurred on July 2, 2009.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

99.1	Warrant Repurchase Agreement, dated as of July 1, 2009, by and among Highbury Financial Inc. and Sherleigh Associates Inc. Profit Sharing Plan.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

By:	/s/ R. Bradley Forth
R. Bradley Forth
Executive Vice President and Chief Financial Officer
Date: July 2, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Warrant Repurchase Agreement, dated as of July 1, 2009, by and among Highbury Financial Inc. and Sherleigh Associates Inc. Profit Sharing Plan.